CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-Q/A (the “Report”) of Telemetrix Inc. (the “Company”) for the quarter ended March 31, 2008, I, William Becker, Chief Executive Officer (Principal Executive and Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 3, 2008

/s/ William Becker
Name: William Becker
Title: Chief Executive Officer
(Principal Executive and Financial Officer)